                                                                   Exhibit 10.48


                             SHAREHOLDERS AGREEMENT
                             ----------------------

          This Shareholders Agreement is entered into as of December 19, 2000, by and among United Western Grocers, Inc. ("UWG"), C&K Market, Inc. (the "Company") and the shareholders of the Company listed on the signature page hereof ("Shareholders").

                                    RECITALS
                                    --------

          A. UWG has agreed to purchase $8 million of preferred stock of the Company (the "Shares") on condition that the Shareholders enter into certain agreements for the benefit of UWG.

          B. The Shareholders have determined that it is in their best interests that UWG make an investment in the Company and that the agreements by shareholders contained herein be given as an inducement to UWG to purchase the Shares.

                                   AGREEMENT
                                   ---------

          NOW THEREFORE, in consideration of the mutual covenants herein contained and the investment by UWG in the Shares of the Company, the parties hereto agree as follows:

      1.  Put Rights.
          ----------

          1.1 Obligations of the Company to Purchase. At any time (i) the
              --------------------------------------
Company fails to comply with the mandatory redemption or dividend payment provisions of the Shares, or (ii) if it is determined that any of the representations or warranties made by the Company in the Preferred Stock Purchase Agreement were not true and correct as of the Closing Date in material respects, or (iii) the Company is in material breach of the Supply Agreement, or
(iv) the Company defaults under any agreement relating to any financial support provided by UWG to the Company, and such default continues for thirty (30) calendar days after written notice of such default is given to the Company and the Shareholders by UWG, UWG may require the Company to purchase any or all Shares which UWG may then hold (the "Put Shares") at the Redemption Price by
                                     ----------
delivering to the Company a written notice of exercise of the right created by this Section 1.1.

          1.2 Obligations of Shareholders. If for any reason the Company is
              ---------------------------
unable to consummate the purchase of the Put Shares as contemplated by Section 1.1, or is not permitted to purchase the Put Shares by the terms of the Company's loan agreements with GECC, then the obligation to purchase the Put Shares shall be the joint and several obligation of the Shareholders; provided that the Shareholders other

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than those Shareholders denoted as "Controlling Shareholders" on the signature pages hereto (the "Controlling Shareholders") shall be obligated only for an amount equal to said Shareholder's Proportionate Share (as defined in Section 1.5) of the obligation to purchase the Put Shares, which obligation is secured by the pledge of said Shareholders' shares as provided in Section 2; the liability of each such Shareholder shall be limited to UWG's rights in such shares as collateral and said Shareholders shall have no personal liability in excess of their obligation as represented by the pledged collateral.

          1.3 Put Closing. The closing of any purchase pursuant to this Section
              -----------
1 shall be held at the principal executive office of the Company at 10:00 a.m. local time on the thirtieth (30th) day after the exercise of the put by UWG or at such other time and place as the parties to the transaction may mutually agree upon (the "Put Closing"). At the Put Closing, UWG shall deliver a certificate or certificates representing the Put Shares being purchased duly endorsed for transfer on the books of the Company. The Put Shares shall be free and clear of any and all liens, claims, options, charges, encumbrances or rights of others (other than pursuant to this Shareholders Agreement). At the Put Closing, the Company (or Shareholders as provided in Subsection 1.2) shall deliver a cashier's or certified check or wire transfer in the amount of the Redemption Price. In addition, all parties to the transaction shall execute such other documents and perform such other acts as are otherwise required or necessary and appropriate to effectuate the purchase of the Put Shares.

          1.4 Company Sale. In the event the Put is exercised and a Company Sale
              ------------
occurs within 15 months of the Put Closing, then the Company shall pay to UWG, within 30 days of the Company Sale, by cashiers check, certified check or wire transfer, an amount (if any) which is equal to the amount that the Redemption Price received by UWG is less than the value of Common Stock into which the Shares, if outstanding on the date of the Company Sale, could have been converted immediately prior to the closing of the Company Sale, as determined by the fair market value of the consideration received in the Company Sale.

          1.5 Contribution. In the event that any Controlling Shareholder is
              ------------
required to make any payment pursuant to this Section 1 which causes such Controlling Shareholder to pay more than such Controlling Shareholder's Proportionate Share of the put obligation (an "Excess Payment Shareholder") then each other Controlling Shareholder ("Other Shareholder") agrees to pay to the Excess Payment Shareholder the Other Shareholder's Pro Rata Share of the excess payment promptly upon demand by the Excess Payment Shareholder. For purposes of this Section 1, (i) Proportionate Share shall be equal to the percentage of the outstanding

Shares held by the Shareholder (or Controlling Shareholder, as the case may be) and (ii) Pro Rata Share shall be determined by adding the Proportionate Shares of the Other Shareholders and determining the percentage that the Proportionate Share of each Other Shareholder bears to the total.

      2.  Security for Put Rights.
          -----------------------

          2.1 As security for the Shareholders' obligations pursuant to Section 1 (the "Obligations") each Shareholder (herein in Section 2, a "Pledgor") agrees to pledge all shares of the Company beneficially owned by them to UWG (herein in Section 2, a "Pledgee") as collateral for the Obligations.

          Pledgor hereby delivers, pledges and grants a continuing security interest to Pledgee in all of his or her present and future holdings of common shares of the Company, together with all proceeds, replacements, substitutions, newly issued shares, shares received by reason of a stock split, bonus or any other form of issue, dividend or distribution with respect to or arising from the shares (collectively, the "Collateral"). Pledgor acknowledges that the Collateral is currently held by General Electric Capital Corporation ("GECC") pursuant to a pledge agreement ("GECC Pledge Agreement") and is subject to the prior rights of GECC pursuant to its pledge agreement and that upon termination of the GECC Pledge Agreement GECC is authorized to forthwith deliver the Collateral, together with duly executed stock powers in form and substance satisfactory to Pledgee, to Pledgee. Until such delivery, GECC shall be deemed to hold the Collateral as bailee for Pledgee, subject to the prior rights of GECC pursuant to the GECC Pledge Agreement. Attached hereto as Exhibit A is a
                                                                ---------
listing of the Collateral as it exists as of the date hereof.

          2.2 Representations And Warranties Regarding The Collateral. Pledgor
              -------------------------------------------------------
represents and warrants that: (i) all of the shares described in paragraph 1 hereinabove are fully paid, non-assessable and validly issued; (ii) the Collateral was not issued in violation of any person's or entity's preemptive rights; (iii) the Collateral is owned free and clear of any and all security interests, pledges, options to purchase or sell, redemptions or liens except (i) the prior lien in favor of GECC and (ii) the Company's obligations to repurchase shares of the Company's common stock pursuant to the Company's Stock Purchase Plan I; (iv) Pledgor has full power to convey the Collateral; and (v) no financing statements covering the Collateral are recorded with any cognizant state official or recording office.

          2.3 Events Of Default. The occurrence of any of the following shall,
              -----------------
at the election of Pledgee, constitute an event of default ("Event of Default") under this Section 2:

              (a) The Company and the Shareholders shall fail to pay to Pledgee when due any amount owing by the Company or Shareholders to

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     Pledgee pursuant to Section 1 above, and such failure continues for five
     (5) calendar days after written notice of failure to pay is given to the Company and Pledgors by the Pledgee; or

              (b) The Company shall admit in writing its inability to pay its debts generally as they come due or shall become insolvent as that term is defined in the Federal Bankruptcy Code, or the Company shall file any petition or action for relief under any bankruptcy, arrangement, reorganization, insolvency or moratorium law, or any other law or laws for the relief of or relating to debtors, or shall, with respect to any involuntary petition or action for relief under such law or laws, consent or fail to timely object to the relief requested in such petition or action; or an involuntary petition shall be filed under any bankruptcy or insolvency laws against the Company, or a receiver, trustee, custodian, or similar officer of the court shall be appointed to take possession of all or any substantial part of the Company's properties.

          2.4 Voting Rights. During the term of this Agreement, so long as there
              -------------
shall not occur any Event of Default, Pledgors shall have the right to vote the Collateral on all corporate questions for all purposes not inconsistent with the terms of this Agreement. Upon the occurrence of an Event of Default, Pledgee shall thereafter have, at its discretion, the option to exercise all voting powers and other corporate rights pertaining to the Collateral, and Pledgor hereby grants Pledgee an irrevocable proxy, coupled with an interest, to vote the Collateral as aforesaid. Pledgee may, upon or at any time after the occurrence of an Event of Default, at its option, transfer or register the Collateral or any part thereof into its own or its nominee's name.

          2.5 Stock Adjustments And Dividends. If during the term of this
              -------------------------------
Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company or any option included within the Collateral is exercised, or both, all new, substituted and additional shares, or other securities, issued to Pledgor by reason of any such change or exercise shall be delivered to and held by Pledgee under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder. If during the term of this Agreement, any dividend or other distribution is made on account of the Collateral, Pledgor shall immediately deliver all such dividends or other distributions to Pledgee in the same form received and in the same manner as the Collateral pledged hereunder.

          2.6 Warrants And Rights. If during the term of this Agreement,
              -------------------
subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall be immediately assigned by Pledgor to Pledgee to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

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          2.7 Remedies Upon Default. In addition to the other remedies available
              ---------------------
under applicable law, upon and after the occurrence of an Event of Default, and subject to the prior rights to GECC with respect to the Collateral,

              (a)  The Pledgee may:

                   (i) Exercise in respect of the Collateral, any one or more of the rights and remedies available under the California Uniform Commercial Code and other applicable law; or

                   (ii) Sell or otherwise assign, give an option or options to purchase or dispose of and deliver the Collateral (or contract to do
          so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash, on credit or for future delivery without assumption of any credit risk, free of any claim or right of whatsoever kind (including any right or equity of redemption) of Pledgor, which claim, right and equity are hereby expressly waived and released. Pledgee shall have the right to the extent permitted by applicable law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, Pledgor shall not receive
                                  -----------------
          any net proceeds, if any, of any such credit sale or future delivery until cash proceeds are actually received by Pledgee (which cash proceeds shall be applied by Pledgee to the obligations) and after all Obligations have been paid in full. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to pay for the Collateral so sold and, in case of such failure, the Collateral may again be sold as herein provided.

              (b) Any notice required to be given by Pledgee of a sale of the Collateral, or any part thereof, or of any other intended action by Pledgee, which occurs not less than twenty (20) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Pledgor thereof. No notification need be given to the Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

              (c) Pledgee shall not be obligated to make any sale or other disposition of the Collateral, or any part thereof unless the terms thereof shall, in its sole discretion, be satisfactory to it. Pledgee may, if it deems it reasonable, postpone or adjourn the sale of any of the Collateral, or any part thereof, from time to time by an announcement at the time and place of such sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Pledgor agrees that Pledgee has no obligations to preserve rights against prior parties to the Collateral.

              (d) Pledgor acknowledges and agrees that Pledgee may comply with limitations or restrictions in connection with any sale of the Collateral in order to avoid any violation of applicable law or in order to obtain any required approval of the sale or of the purchase thereof by any governmental regulatory authority or official and, without limiting the generality of the foregoing, Pledgor acknowledges and agrees that Pledgee may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the federal securities laws and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. Notwithstanding any such circumstances, Pledgor acknowledges and agrees that such compliance shall not result in any such private sale for such reason alone being deemed to have been made in a commercially unreasonable manner. Pledgee shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that the Collateral is sold in compliance with any such limitation or restriction. Pledgee shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities laws, or under applicable state securities laws, even if the issuer desires, requests or would agree to do so.

              (e) Any cash held by Pledgee as Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by Pledgee as Collateral for the Obligations and/or then or at any time thereafter applied, without any marshalling of rights, remedies or assets, and after payment of any amounts payable to Pledgee hereunder and, after deducting all reasonable costs and expenses of every kind in connection with the care, safekeeping, collection, sale, delivery or otherwise of any or all of the Collateral or in any way relating to the rights of Pledgee hereunder (including attorneys' fees and disbursements), to the payment of reduction of the obligations. Any surplus of such cash or cash proceeds held by Pledgee and remaining after payment in full of all the obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          2.8 Suretyship Acknowledgments, Agreements and Waivers. Pledgor
              --------------------------------------------------
acknowledges that, by pledging to Pledgee and granting Pledgee a security interest in the Collateral pursuant to this Agreement as collateral security for the Obligations of the Shareholders, Pledgor is deemed to be a surety of such Obligations under applicable California law. As such, Pledgor has various applicable or potentially applicable suretyship rights and defenses to the enforcement of this Agreement under California law. It is Pledgor's intention in executing this Agreement to waive any and all of such rights and remedies to the fullest extent permitted by California law. In this regard, and without limiting the generality of the foregoing, Pledgor hereby agrees as follows:

              (a) Independent Obligations; Subrogation. The obligations of
                  ------------------------------------
     Pledgor hereunder are independent of and separate from the obligations of the Company and of any other guarantor, maker or endorser of the Obligations and shall not be reduced by, but shall survive as if the same had not been made, any and all payments by the Company and/or any other guarantor, maker or endorser of the Obligations and/or the application of any proceeds from any collateral security for the Obligations until the Obligations are fully paid and finally discharged. Pledgor hereby waives forever any claim, right or remedy which he may now have or hereafter acquire against the Company or against any guarantor or surety of the Company's obligations that arises hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Pledgee against the Company or any such guarantor or surety or against any security which Pledgee now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. In addition, Pledgor hereby waives any right to proceed against the Company or against any such guarantor or surety, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Pledgor may now have or hereafter have as against the Company with respect to the Obligations. Pledgor also hereby waives any rights to recourse to or with respect to any asset of the Company.

              (b) Authority to Modify Obligations and Security. Pledgor
                  --------------------------------------------
     authorizes Pledgee, without notice or demand and without affecting the liability hereunder, from time to time, whether before or after any notice of termination hereof or before or after any default in respect of the Obligations, to: (i) renew, extend, accelerate, or otherwise change the time for payment of, or otherwise change any other term or condition of the Obligations or any other document or agreement evidencing or relating to any Obligations, including, without limitation: (i) to increase or decrease the payment terms thereon; (ii) accept, substitute, waive, decrease, increase, release, exchange or otherwise alter any collateral security, in whole or in part, securing the Obligations or any other guaranty of the Obligations; (iii) apply any and all such collateral security and direct the order or manner of sale thereof as Pledgee, in its sole discretion, may determine; (iv) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations, and otherwise deal with the Company or any other guarantor, maker or endorser as Pledgee may elect; (v) in Pledgee's sole discretion, settle, release on terms satisfactory to Pledgee, or by operation of law or otherwise, compound, compromise, collect or otherwise liquidate any Obligation and/or any collateral security therefor in any manner, and bid and purchase any collateral security at any sale thereof; (vi) apply any and all payments or recoveries from the Company, from any other guarantor, maker, endorser or from Pledgor to such of the Obligations as Pledgee, in its sole discretion, may determine, whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others; (vii) apply any and all payments or recoveries from any other guarantor, maker or endorser of the Obligations or sums realized from collateral security furnished by any of them upon any of their indebtedness or obligations to Pledgee as Pledgee, in its sole discretion, may determine, whether or not such indebtedness or obligations relate to the Obligations; and (viii) refund at any time, at Pledgee's sole discretion, any payment received by Pledgee in respect of any Obligations, and payment to Pledgee of the amount so refunded shall be fully secured hereby even though prior thereto this Agreement may have been terminated by Pledgee; all without in any way diminishing, releasing or discharging the liability of Pledgor hereunder.

              (c) Waiver of Defenses. Upon default of the Company and
                  ------------------
     Shareholders in respect of any Obligations, Pledgee may, at its option and without notice to Pledgor, proceed directly against Pledgor to collect and recover the full amount of the liability hereunder, or any portion thereof, and Pledgor waives any right to require Pledgee to: (i) proceed against the Company, or any other guarantor, endorser, or other person whomsoever; (ii) proceed against or exhaust any collateral security given to or held by Pledgee in connection with the Obligations; (iii) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Obligations or any other guaranty of the Obligations; or (iv) pursue any other remedy in Pledgee's power whatsoever. A separate action or actions may be brought and prosecuted against Pledgor whether or not action is brought against the Company and/or any other guarantor, maker or endorser of the Obligations and whether the Company and/or any other guarantor, maker or endorser be joined in any such action or actions; and Pledgor waives the benefit of any statute of limitations affecting the liability hereunder or the enforcement hereof, and agrees that any payment of any Obligations or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to the liability hereunder.

              (d) Right to Dispose of Security; Impairment of Rights. Pledgor
                  --------------------------------------------------
     hereby authorizes and empowers Pledgee in its sole discretion, without any notice or demand to Pledgor whatsoever and without affecting the liability of Pledgor hereunder, to exercise any right or remedy which Pledgee may have available to it. Pledgor expressly waives all suretyship defenses Pledgor would otherwise have under California law or the laws of any other jurisdiction. Without limiting the foregoing and without waiving the benefits of California Commercial Code (S) 9501.

              (e) Additional Waivers. Pledgor waives any defense arising by
                  ------------------
     reason of any disability or other defense of the Company or by reason of the cessation from any cause whtsoever of the liability of the Company or by reason of any act or omission of Pledgee or others which directly or indirectly results in or aids the discharge or release of the Company or any Shareholders with respect to the Obligations or any security in respect thereof by operation of law or otherwise. The obligations of Pledgor hereunder shall be enforceable without regard to the validity, regularity or enforceability of any of the Obligations or any of the documents related thereto, any other guaranty of the Obligations or any collateral security documents securing any of the Obligations or securing any other guaranty of the Obligations. No exercise by Pledgee of, and no omission of Pledgee to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of Pledgee against the Company, any other guarantor, maker or endorser or any collateral security shall in any way suspend, discharge, release, exonerate or otherwise affect any of Pledgor's obligations hereunder or any collateral security furnished by Pledgor or give to Pledgor any right of recourse against Pledgee. Pledgor specifically agrees that the failure of Pledgee: (i) to perfect any lien on or security interest in any property heretofore or hereafter given by the Company or any guarantor, maker or endorser to secure payment of the Obligations or of any guaranty of the Obligations, or to record or file any document relating thereto or (ii) to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Company, any guarantor, maker or endorser, shall not in any manner whatsoever terminate, diminish, exonerate or otherwise affect the liability of Pledgor hereunder.

              (f) Additional Obligations; Duty of Undersigned. Additional
                  -------------------------------------------
     Obligations may be created from time to time at the request of the Company and without further authorization from or notice to Pledgor even though the Company's financial condition may deteriorate since the date hereof. In entering into this Agreement with Pledgee, Pledgor is aware of the Company's financial condition and waives the right, if any, to require Pledgee to disclose to Pledgor any information it may now have or hereafter acquire concerning the Company's character, credit, collateral, financial condition or other matters. Pledgor has established adequate means to obtain from the Company on a continuing basis financial and other information pertaining to the Company's business and affairs, and assumes the responsibility for being and keeping informed of the financial and other conditions of the Company and of all circumstances bearing upon the risk of nonpayment of the Obligations hereunder which diligent inquiry would reveal. Pledgee need not inquire into the powers of the Company or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf, and any Obligations created in reliance upon the purported exercise of such power or authority is hereby guaranteed. All Obligations of the Company to Pledgee heretofore, now or hereafter created shall be deemed to have been granted at Pledgor's special insistence and request and in consideration of and in reliance upon this Agreement.

              (g) Waiver of Marshalling. Pledgor waives any right he may now or
                  ---------------------
     hereafter have to require Pledgee to marshall assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.

          2.9 Further Assurances. Shareholders covenant and agree that each of
              ------------------
them: (i) will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents as Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof; (ii) will take all such other action, as Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof; (iii) except as provided herein, the Collateral will remain free and clear of all security interests and liens throughout the term hereof; and (iv) will forward to Pledgee, immediately upon receipt, copies of any information or documents received by Pledgor in connection with the Collateral. For purposes of defining security interest perfection, Pledgor further agrees that any Collateral which is in transit to Pledgee shall be deemed to be in Pledgee's possession.

      3.  Right of First Refusal.
          ----------------------

          3.1 Proposed Company Sale. In the event of a proposed Company Sale,
              ---------------------
each Shareholder agrees that it will cause the Company and the other Shareholders to extend to UWG a right of first refusal to purchase the Company on terms no less favorable to UWG than the terms of the proposed Company Sale.

          3.2 Proposed Sale of Twenty Percent. In the event of a proposed sale
              -------------------------------
by a Shareholder ("Selling Shareholder") of shares of Common Stock which total
20%
or more of the Company's then outstanding Common Stock (the "Sale Shares")(a "Shareholder Sale"), such Selling Shareholder agrees that it will extend to UWG a right of first refusal to purchase such Sale Shares on terms no less favorable to UWG than the terms of the proposed Shareholder Sale. Notwithstanding the foregoing, the following transfers of shares of Capital Stock by a Selling Shareholder shall not be subject to the restrictions of this Section 3: (i) a transfer to an existing holder of Capital Stock, and (ii) a transfer to a trust established for the benefit of such Selling Shareholder or an existing holder of Capital Stock.

          3.3 Notice. In the event of a proposed Company Sale or Shareholder
              ------
Sale, the Shareholders shall cause the Company to, or in the case of a Shareholder Sale, the Selling Shareholder shall, send written notice of the terms of the proposed Company Sale or Shareholder Sale to UWG (the "Notice"). The Notice shall state the terms and conditions of the offer to the Company, the Shareholders or the Selling Shareholder (the "Offer"), and the name and address of the prospective purchaser (together with a copy of all writings between such party and the offering shareholders establishing the terms of the Offer).

          3.4 UWG's Option. With respect to a proposed Company Sale, UWG shall
              ------------
have the right to purchase the Company at the price and upon the terms and conditions specified in the Notice. With respect to a proposed Shareholder Sale, UWG shall have the right to purchase the Sale Shares at the price and upon the terms and conditions specified in the Notice. Such rights of UWG shall be exercisable by written notice given to the Shareholders, or the Selling Shareholder in the case of a Shareholder Sale, within sixty (60) days after UWG's receipt of the Notice. The failure of UWG to exercise such right within such sixty (60) day period shall be deemed a waiver of its right pursuant to this Section. If the offer involves the receipt of a form of consideration which cannot be delivered by UWG, UWG shall have the right to deliver cash in an amount equal to the fair market value of the form of consideration proposed to be delivered by the prospective purchaser.

          3.5 Third Party Company Sale. With respect to a proposed Company Sale,
              ------------------------
unless UWG elects to purchase the Company, the Shareholders may participate in the sale of the Company, on the terms and conditions set forth in the Notice, provided that such sale is bona fide and consummated within ninety (90) days of the date of the Notice. If such sale is not consummated within such ninety (90) day period, all of the restrictions provided for in this Agreement shall again become effective with respect to any other proposed Company Sale.

          3.6 Third Party Shareholder Sale. With respect to a proposed
              ----------------------------
Shareholder Sale, unless UWG elects to purchase the Sale Shares, the Selling Shareholder may sell the Sale Shares, on the terms and conditions set forth in the Notice, provided that such sale is bona fide and consummated within ninety
(90) days of the date of the Notice. If such sale is not consummated within such ninety (90) day period, all of the restrictions provided for in this Agreement shall again become effective with respect to any other proposed Shareholder Sale.

          3.7 Closing of UWG Purchase. The closing of any purchase of the
              -----------------------
Company or the Sale Shares by UWG pursuant to Section 3 shall be held at the principal office of the Company at 10:00 a.m. local time on or before the thirtieth (30th) day after notice of exercise by UWG is given to the Shareholders or the Selling Shareholder, or at such other time and place as the parties to the transaction may agree upon (as used in this Section 3.7, the "Closing").

          3.8 Terms of Company Sale. Shareholders shall cause the Company not
              ---------------------
to, and Shareholders shall not, enter into any Company Sale agreement which does not require the redemption of the Shares at the redemption price and provide that UWG may, in the alternative, convert the Shares into Common Stock immediately prior to the consummation of the Company Sale.

      4.  Piggyback Registration Rights.
          -----------------------------

          4.1 Notice of Registration. If the Company or any entity which
              ----------------------
directly or indirectly controls the Company, or any shareholder of either of them, at any time proposes to Register under the Securities Act any shares of Capital Stock, whether or not for sale for the account of the Company or others, on a form and in a manner which would permit Registration of shares of Capital Stock for sale to the public under the Securities Act, other than a Registration relating solely to employee benefit plans or a transaction described in Rule 145 promulgated by the Commission, the Company shall give written notice of the proposed Registration to UWG not later than sixty (60) days prior to the filing with the Commission of the Registration Statement, or other filing document, relating thereto.

          4.2 Exercise of Registration Rights. UWG shall have the right to
              -------------------------------
request that all or any part of its Shares (including the shares of Common Stock into which the Shares may be converted) be included in such Registration by giving written notice to the Company within thirty (30) days after the receipt of the notice from the Company provided for in Section 4.1; provided, however, that if the Registration is underwritten and the managing underwriter(s) determine in good faith that the aggregate amount of Capital Stock which the registrant and UWG propose to include in the Registration Statement exceeds the maximum amount of Capital Stock that should be included therein, the registrant will include in such Registration, first, all of the Capital Stock which the registrant proposes to sell and, second, so much of the Capital Stock which UWG requested to be so included in such Registration as may be permitted by the managing underwriter(s).

          4.3 Terms of Underwriting. Shares of Capital Stock proposed to be
              ---------------------
Registered and sold pursuant to this Section 4 and pursuant to an underwritten offering for the account of UWG shall be sold to prospective underwriter(s) selected by the registrant and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the registrant and the prospective underwriter(s), including without limitation any indemnification provisions and restrictions on sales of Shares by UWG as may be reasonably required by the managing underwriter(s). The registrant may withdraw any Registration Statement at any time before it becomes effective or postpone the offering of securities without obligation or liability to UWG.

          4.4 Withdrawal From Registration. If UWG disapproves of the terms of
              ----------------------------
any underwriting, then UWG may elect to withdraw therefrom by written notice to the Company and the underwriter(s) delivered at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          4.5 Blue Sky in Registration. In the event of any Registration of
              ------------------------
Registrable Securities pursuant to this Section 4, the Company will exercise its best efforts to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such Registrable Securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the Registrable Securities shall be qualified imposes a non-waiveable requirement that expenses incurred in connection with the qualification of the Registrable Securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

          4.6 Expenses of Registration. All Registration Expenses incurred in
              ------------------------
connection with Registrations pursuant to this Section 4 shall be borne by the Company. All Registration Expenses incurred in connection with any other qualification or compliance shall be borne by the Company. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

          4.7 Registration Procedures. The Company will keep UWG, if its
              -----------------------
Registrable Securities are included in any Registration pursuant to this Section 4, advised as to the initiation and completion of such Registration. At its expense the Company will: (a) use its best efforts to keep such Registration effective for a period of one hundred twenty (120) days or until the registrant and UWG have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and (b) furnish UWG a number of prospectuses (including preliminary prospectuses) and such other documents as UWG may from time to time reasonably request.

          4.8 Information to be Furnished by UWG. UWG, if its Registrable
              ----------------------------------
Securities are included in a Registration, shall furnish to the Company and/or the underwriter(s) such information regarding UWG and the distribution of its Registrable Securities proposed by UWG as the Company and/or the underwriter(s) may reasonably request.

          4.9  Indemnification.
               ---------------

               4.9.1 Indemnification By the Company of UWG. To the extent
                     -------------------------------------
permitted by law, the Company will indemnify UWG, each of its officers, directors and constituent partners, each legal counsel and independent accountant, and each person who controls (within the meaning of the Securities
Act) UWG, and each underwriter, if any, and each person who controls (within the meaning of the Securities Act) any underwriter (an "Indemnitee"), with respect to which Registration, qualification or compliance of Registrable Securities has been undertaken pursuant to this Section 4, against any and all claims, demands, proceedings, causes of action, damages, liabilities, losses, and expenses (a "Claim") to the extent the Claim arises out of or is based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or is based on any omission (or alleged omission) to state in any such prospectus or other document (including any related Registration Statement) a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company, its directors, officers, agents, employees or underwriter(s) of any rule or regulation promulgated under the Securities Act applicable to the Company, its directors, officers, agents, employees or underwriter(s) and relating to action or inaction required of the Company, its directors, officers, agents, employees or underwriter(s) in connection with any such Registration, qualification or compliance. To the extent permitted by law, the Company will reimburse each Indemnitee, for any legal and consulting costs, expenses and fees reasonably incurred in connection with investigating or defending a claim; provided, however, that the indemnity contained in this
Section 4.9 shall not apply to amounts paid in settlement of a Claim if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and, provided further, that the Company will not be liable in any such case to the extent, but only to the extent, that a Claim arises out of or is based upon any untrue statement or omission based upon written information furnished by UWG to the Company, an underwriter, or a controlling person and stated to be for use in connection with the offering of securities of the Company.

             4.9.2 Indemnification Procedure. After receipt by an Indemnitee of
                   -------------------------
notice of a Claim, the Indemnitee will, if a claim in respect thereof is to be made against the Company under this Section, notify the Company in writing of the com-mencement thereof and generally summarize the Claim. The Indemnitee shall permit the Company to assume the defense of the Claim provided that counsel for the Company, who shall conduct the defense of the Claim, shall be approved by the Indemnitee (whose approval shall not unreasonably be withheld), and the Indemnitee may participate in such defense at such party's expense, and provided further that the failure of any Indemnitee to give notice as provided herein shall not relieve the Company of its obligations under this Section 4.9, to the extent such failure is not prejudicial,. the Company, in defense of the Claim, shall not, except with the consent of each Indemnitee, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to the Claim. Each Indemnitee shall furnish such information regarding itself or the Claim as the Company may reasonably request in writing and as shall be reasonably required in connection with defense of the Claim.

             4.9.3 Contribution. If the indemnification provided for in this
                   ------------
Section 4.9 is held by a court of competent jurisdiction to be unavailable to an Indemnitee with respect to any loss, liability, claim, damage, or expense referred to therein, then the Company, in lieu of indemnifying the Indemnitee hereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnitee on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Company and of the Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

      5.  Definitions.
          -----------

          "Capital Stock" shall mean the Common Stock plus (a) any other class of capital stock of the Company issued after the date of this Agreement, (b) any rights to acquire Common Stock, and (c) any securities which are convertible into Common Stock by their terms, whether presently held or hereinafter acquired by any Shareholder.

          "Common Stock" shall mean the common stock of the Company.

          "Company Sale" shall mean a transaction or series of related transactions, with any person or group of persons acting in concert, involving the sale or other disposition of (i) 50% or more of the capital stock of the Company, (ii) 20% or more of the tangible assets of the Company, (iii) a merger or consolidation in which shareholders of the Company immediately prior to the merger do not own in excess of 80% of the capital stock of the surviving entity.

          "Redemption Price" has the meaning assigned to such term in the Company's Amended and Restated Articles of Incorporation.

          "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing with the Commission a registration statement or other filing document in compliance with the Securities Act (a "Registration Statement"), and the effectiveness of such Registration Statement.

          "Registrable Securities" shall mean (i) all Capital Stock not previously sold to the public which (a) has been issued to the Shareholders, or
(b) is issued to the Shareholders pursuant to stock splits, stock dividends and similar distributions, and (ii) any Common Stock granted registration rights under this Agreement.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 4, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder.

          "Selling Expenses" shall mean all underwriting discounts and selling commission applicable to the sale of Registrable Securities pursuant to this Agreement.

      6. Term. This Agreement shall remain in full force and effect until all
         ----
Shares held by UWG have been redeemed or converted into common stock of the Company. At the expiration of the term of this Agreement, Pledgee shall return to Pledgor all stock certificates and other documents relating to this Agreement, together with any further documents necessary to establish that the within pledge is terminated.

      7. Successors And Assigns. This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties thereto and their respective successors and assigns.

      8.  Choice of Law.
          -------------

          The validity of this agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the collateral, shall be determined under, governed by, and construed in accordance with the internal laws (as opposed to the conflict of laws principles) of the state of California.

      9.  WAIVER OF JURY TRIAL
          --------------------

          ALL PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY OTHER AGREEMENT ENTERED INTO IN CONNECTION HEREWITH OR THEREWITH, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND PLEDGEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     10. Attorneys' Fees. In the event any action or proceeding is commenced to
         ---------------
enforce the terms and provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the losing party therein, such prevailing party's reasonable attorneys' fees and court costs.

     11. Legend. The certificates representing common shares of the Company
         ------
shall bear a restrictive legend with respect to the restrictions contained in this Agreement.

     12. Integrated Agreement. This Agreement sets forth the entire
         --------------------
understanding of the parties with respect to the within matters, and may not be modified except by a writing signed by all parties.

     13. Counterparts. This Agreement may be executed in multiple counterparts,
         ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and agreement.

     14. Section Headings. The section headings herein are for convenience of
         ----------------
reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
                                 [END OF TEXT]

          IN WITNESS WHEREOF, this Agreement is executed as of date first above written.

                              Unified Western Grocers, Inc.



                              By:  /s/ D A Woodward
                                   -------------------------------

                              Its:  V.P. & Treasurer
                                   -------------------------------

                              C&K Market, Inc.



                              By:  /s/ Douglas A. Nidiffer
                                   --------------------------------
                                   Douglas A. Nidiffer, President


                              Shareholders of C&K Market, Inc.



                              /s/ J. Kevin Crumley
                              -------------------------------
                              J. Kevin Crumley


                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer, Special Protector,
                              Ethan R. Fletcher Irrevocable Trust
                              "Controlling Shareholder"

                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer, Special Protector,
                              Jacob B. Fletcher Irrevocable Trust
                              "Controlling Shareholder"


                              /s/ Ronald Gleeson
                              -------------------------------
                              Ronald Gleeson


                              /s/ Larry Hage
                              -------------------------------
                              Larry Hage

                              /s/ Edward P. Kessler
                              -------------------------------
                              Edward P. Kessler



                              /s/ Duayne McKinney
                              -------------------------------
                              Duayne McKinney


                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer, Special Protector,
                              Alan W. Nidiffer Irrevocable Trust
                              "Controlling Shareholder"



                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer



                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer, Special Protector,
                              Douglas A. Nidiffer Irrevocable Trust
                              "Controlling Shareholder"


                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer, Special Protector,
                              Patricia A. Nidiffer Irrevocable Trust
                              "Controlling Shareholder"


                              /s/ Raymond L. Nidiffer
                              -------------------------------
                              Raymond L. Nidiffer
                              "Controlling Shareholder"


                              /s/ M. June Nidiffer
                              -------------------------------
                              M. June Nidiffer
                              "Controlling Shareholder"



                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer, Special Protector,
                              Sara M. Nidiffer Irrevocable Trust
                              "Controlling Shareholder"

                              /s/ Mitchell Pallotta
                              -------------------------------
                              Mitchell Pallotta


                              /s/ Gloria Scoggins
                              -------------------------------
                              Gloria Scoggins


                              /s/ Rex R. Scoggins
                              -------------------------------
                              Rex R. Scoggins


                              /s/ Daniel Van Zant
                              -------------------------------
                              Daniel Van Zant


                              /s/ Daniel Gustafson
                              -------------------------------
                              Daniel Gustafson


                              /s/ Douglas A. Nidiffer
                              -------------------------------
                              Douglas A. Nidiffer, Special Protector,
                              Mary H. Nidiffer Irrevocable Trust
                              "Controlling Shareholder"

                                   Exhibit A

                                   Collateral

Shareholder Name                          # of Shares
----------------------------------------  -----------
J. Kevin Crumley                                4,440
Ethan R. Fletcher Irrevocable Trust             3,520
Jacob B. Fletcher Irrevocable Trust             3,520
Ron Gleeson                                     5,065
Daniel Gustafson                                  250
Larry Hage                                      5,779
Edward P. Kessler                               5,779
H. Duayne McKinney                              5,779
Alan W. Nidiffer Irrevocable Trust              3,520
Douglas A. Nidiffer                                42
Douglas A. Nidiffer Irrevocable Trust          42,900
Mary H. Nidiffer Irrevocable Trust              3,520
Patricia A. Nidiffer Irrevocable Trust         42,900
Raymond L. Nd M. June Nidiffer                396,600
Sara M. Nidiffer Irrevocable Trust              3,520
Mitchell Pallotta                               5,779
Gloria Scoggins                                 5,779
Rex R. Scoggins                                 5,779
Daniel Van Zant                                   250
